UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 25, 2006


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                   13-3238402
(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019
                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The disclosure set forth in Item 5.02 below is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) DEPARTURE OF DIRECTOR

On September 25, 2006, Mr. Itsik Danziger resigned as a director of Comverse Technology, Inc. (the "Company") and as an employee of Comverse Ltd., a wholly-owned subsidiary of the Company, informing the Company that he wished to focus his time and effort on his continued service as Chairman of Starhome B.V. (a private company in which the Company holds an approximate 69% ownership interest) and his increased involvement in philanthropic organizations. The Company expressed its appreciation to Mr. Danziger for his valuable service and contribution to the Company and for his willingness to continue to oversee the business of Starhome.

Prior to his resignation, Mr. Danziger was employed part time by Comverse Ltd. pursuant to an "at will" employment arrangement under which he received a monthly base salary of approximately $6,100 and additional monthly cash payments consisting of fringe benefits and car cost of approximately $1,400 and $1,600, respectively, and social security payments of approximately $415. Fringe benefits consist of amounts deposited by Comverse Ltd. in favor of Mr. Danziger in his Education Fund accruing at a rate of 7.5% of base salary applicable at the time of accrual and in his Management Insurance Fund, which is comprised of a severance fund and a pension and insurance fund that accrue at rates of 8-1/3% and 5%, respectively, of base salary applicable at the time of accrual. In connection with his resignation, Mr. Danziger is entitled to receive his base salary and benefits during a two-month period following his resignation and approximately $23,000 relating to unused vacation days. In addition, consistent with Comverse Ltd.'s past practice applicable to departing senior Israeli resident employees generally, Mr. Danziger will receive amounts previously deposited during his employment by the Company in his Education Fund and Managers Insurance Fund. Mr. Danziger also holds unexercised option to purchase common stock of the Company that continue to be exercisable as and to the extent provided in the applicable stock option plans and related documentation.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the review of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grants, including, but not limited to, the accuracy of the stated dates of option grants and whether all proper corporate procedures were followed; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any restatement of the financial statements of the Company; risks associated with integrating the businesses and employees of the GSS division of CSG Systems, International, Netcentrex S.A., and Netonomy, Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international


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marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           COMVERSE TECHNOLOGY, INC.

Date: September 29, 2006                   By: /s/ Paul L. Robinson
                                               ------------------------------
                                           Name: Paul L. Robinson
                                           Title: Executive Vice President


































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